Newtek Business Services, Inc.
NASDAQ: NEWT
Second Quarter 2008
Financial Results Conference Call
August 6, 2008, 4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Seth A. Cohen, CFO
Investor Relations Contact:
Jayne L. Cavuoto
212-273-8193
jcavuoto@newtekbusinessservices.com
Exhibit 99.2

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, and New York we don’t control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

Q2 2008 Conference Call Agenda
Financial Results Snapshot
Momentum Continues in EPP Segment
Web Hosting Initiatives
Small Business Finance Initiatives
Cost Reduction Measures
Industry Comparison
Financial Review
2008 Outlook

Q2 2008 Financial Results
Met previously stated 2008 consolidated guidance; better than pre-tax net loss guidance
Q2 2008 v. Q2 2007 core operating segment revenue increased
11%
Electronic Payment Processing: $15.9 million - up 22% over Q2
2007
Web Hosting: $4.5 million - up 14% over Q2 2007
Small Business Finance: $2.1 million - down (36)% over Q2 2007
Q2 2008 pre-tax loss of ($2.5) million
Better than previously stated second quarter pre-tax loss guidance of ($3.5) million to ($2.9) million
Depreciation and amortization non-cash expense of $1.8 million in
Q2 2008
Lending segment adversely affected Q2 2008 earnings

5 Cash Position $28.0 million in cash and cash equivalents, and restricted cash Equates to $0.78 cash per share

Momentum Continues in EPP
Q2 2008 EPP revenue up 22.0% over Q2 2007
EBITDA margin 10.8% for Q2 2008, consistent with Q1
2008
Have not experienced increased merchant attrition in light
of challenging market; merchant attrition in line with
expectations
Cash flow positive business
Significant operating leverage
Potential to increase market share
2008 EPP segment EBITDA forecast:
$6.9 to $7.2 million
EPP segment does not have any debt

Web Hosting Initiatives
Q2 2008 Web Hosting revenue up 14.0% over Q2 2007
Continued growth despite challenging market
Continue to invest in Web Hosting segment to support future
growth
Continue to evaluate expenditures versus productivity,
particularly in marketing, in the Web Hosting segment seeking additional cost savings where applicable
Currently at 50% real estate capacity in our data center
Anticipate launch of wholesale outreach in Q3 2008
2008 Web Hosting segment EBITDA forecast:
$6.1 to $6.3 million
Web Hosting segment currently does not have any debt
Great marketing channel to target IT partners and web
developers

Small Business Finance
Q2 2008 revenue decreased by 36% to $2.1 million over Q2
2007 primarily as a result of:
In Q2 2008, the average premium received on the sale of
guaranteed loans decreased from Q2 2007 levels
•
Q2 2008 average premium of 7.63% versus Q2 2007 average
premium of 9.83%
Closed approximately $16.0 million of loans in Q2 2008, an
increase from $3.4 million loans in Q1 2008
Revenue improved by 11.5% sequentially over Q1 2008
Pre-tax loss continued to narrow in Q2 2008 vs. Q1 2008
Change in lending guidance for 2
nd
half of 2008 to reflect
uncertain market conditions

Small Business Finance
Reevaluation of primary loan origination sources
Actively bidding on both performing and non-performing
loan portfolios
SBA lending expertise and in-house SBA servicing
capabilities
Ability to purchase SBA loan portfolios and servicing from
banks exiting this area of lending and provide new
outsourced funding solutions
Delay in obtaining license to participate in USDA Loan
Program

Cost Reduction Measures
Significantly reduced expenses at Holding Company
and segment levels
Discontinued three service lines and associated
headcount
Cost reductions are expected to equate to a minimum
$2.0 million of cash savings in 2009
Plan to continue to review other segments to recognize
additional cost reductions throughout the remainder of
2008

Industry Comparisons*
ECHO data as of fiscal year ended
09/30/2007 (in millions)
Total Revenues:                            $76.9
Pre-Tax Net Loss ($4.7)
Price Paid (net of cash): $120.2
Multiple of Revenue:                   1.56x
Newtek Electronic Payment
Processing data as of fiscal year
ended 12/31/2007 (in millions)
Total Revenues:                                $55.0
Pre-Tax Net Income $2.4
2008 Guidance
Revenue:                               $65.7 - $65.9
Pre-tax Net Income:                 $4.7 - $4.9
December 19, 2007, Intuit Inc. (NASDAQ: INTU) signed a
definitive agreement to purchase Electronic Clearing
House, Inc. (NASDAQ: ECHO)
Electronic Clearing House, Inc.**
Newtek Business Services, Inc.
Electronic Payment Processing Segment
*This analysis only focuses on one asset and is intended for illustrative purposed and not as an indication of overall current value.
**Source of data: Form 10-K for fiscal year ended 03/31/2008 at www.sec.gov

Industry Comparisons*
Hostopia data as of fiscal year
ended 03/31/2008 (in millions)
Total Revenues:                            $27.8
Pre-Tax Net Income $3.5
Price Paid (net of cash): $95.5
Multiple of Revenue:                  3.44x
Newtek Web Hosting data as of fiscal
year ended 12/31/2007 (in millions)
Total Revenues:                                $16.2
Pre-Tax Net Income $3.2
2008 Guidance
Revenue:                               $17.9 - $18.1
Pre-Tax Net Income:                $2.8 - $3.0
June 19, 2008, Deluxe Corp. (NYSE: DLX) announced it
signed a definitive agreement to purchase Hostopia.com,
Inc. (TSX: H) for $121.7 million.
Hostopia.com, Inc**
Newtek Business Services, Inc.
Web Hosting Segment
*This analysis only focuses on one asset and is intended for illustrative purposed and not as an indication of overall current value.
**Source of data: Hostopia.com, Inc. Q4 and FY 2008 Results Press Release at http://ir.hostopia.com/releases.cfm.

Financial Review Seth A. Cohen - CFO

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses EBITDA as a supplemental measure of its operating performance. The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization. Newtek uses EBITDA as a supplemental measure to review and assess its operating performance. The Company also presents
EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term EBITDA is not defined under U.S generally accepted accounting principles, or U.S.
GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider
EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, EBITDA does not reflect the Company’s actual cash expenditures. Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools. Newtek compensates for these limitations by relying primarily on its GAAP results and using
EBITDA only supplementally.

Q2 2008 Actual vs. Q2 2007 Actual
(3.333) (2.736) 1.720 1.602 CAPCO
Revenue
Q2 2008
Actual
Revenue
Q2 2007
Actual
Pretax Net
Income (Loss)
Q2 2008
Actual
Pretax Net
Income (Loss)
Q2 2007
Actual
EBITDA
Q2 2008
Actual
EBITDA
Q2 2007
Actual
Electronic
Payment
Processing
15.939 13.070 1.167 0.948 1.726 1.390
Web Hosting 4.501 3.950 0.737 0.904 1.567 1.734
Small Business
Finance
2.080 3.232 (0.791) 0.015 (0.060) 0.974
All Other 0.644 1.565 (0.396) 0.595 (0.381) 0.660
Corporate
Activities
2.487 1.106 (0.487) (1.947) (0.386) (1.856)
Intercompany
Eliminations
(2.623) (1.232)
Total 24.630 23.411 (2.506) (2.818)
In millions of dollars

Q2 2008 Guidance vs. Q2 2008 Actual
(2.736) (1.3) – (1.3) 1.602 1.5 – 1.5 CAPCO
Revenue
Guidance
Revenue
Actual
Pretax Net
Income (Loss)
Guidance
Pretax Net
Income (Loss)
Actual
EBITDA
Guidance
EBITDA
Actual
Electronic
Payment
Processing
15.8 – 16.0 15.939 1.0 – 1.1 1.167 1.6 – 1.7 1.726
Web Hosting 4.4 – 4.5 4.501 0.7 – 0.8 0.737 1.5 – 1.6 1.567
Small Business
Finance
2.1 – 2.2 2.080 (0.9) – (0.8) (0.791) (0.1) – (0.0) (0.060)
All Other 0.6 – 0.8 0.644 (0.8) – (0.7) (0.396) (0.8) – (0.7) (0.381)
Corporate
Activities
0.9 – 1.0 2.487 (2.2) – (2.1) (0.487) (2.1) – (2.0) (0.386)
Intercompany
Eliminations
(1.1) – (1.1) (2.623)
Total 24.2 – 24.9 24.630 (3.5) – (2.9) (2.506)
In millions of dollars

Going Forward: 2008 Barry Sloane - CEO

2008 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
0.8 0.9
Pretax Net Income 1.1 1.2 0.7 0.8 (0.8) (0.6) (0.7) (0.5) (2.2) (2.1)
Interest Expense - - - - 0.5 0.5 - - - -
Depreciation and Amortization 0.5 0.5 0.8 0.8 0.4 0.4 - - 0.1 0.1
EBITDA 1.6 1.7 1.5 1.6 0.1 0.3 (0.7) (0.5) (2.1) (2.0)
2008 4th Quarter
Revenue 18.0 18.1 4.6 4.7 2.4 2.6 0.5 0.6 0.8 0.9
Pretax Net Income 1.4 1.5 0.8 0.9 (0.5) (0.3) (0.6) (0.5) (2.1) (2.0)
Interest Expense - -
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2008 Full Year
Revenue 65.7 65.9 17.9 18.1 8.6 9.0 2.3 2.5 5.2 5.5
Pretax Net Income 4.7 4.9 2.8 3.0 (3.6) (3.2) (2.3) (2.0) (7.0) (6.7)
Interest Expense 0.1 0.1 - - 1.9 1.9 - - - -
Depreciation and Amortization 2.2 2.2 3.3 3.3 1.4 1.4 0.1 0.1 0.3 0.3
EBITDA 6.9 7.2 6.1 6.3 (0.3) 0.2 (2.2) (1.9) (6.6) (6.3)
2008 3rd Quarter
Revenue 16.6 16.7 4.5 4.6 2.2 2.4 0.4 0.6
- - 0.5 0.5 - - - -
Depreciation and Amortization 0.5 0.5 0.9 0.9 0.4 0.4 - - 0.1 0.1
EBITDA 2.0 2.1 1.7 1.8 0.4 0.6 (0.6) (0.5) (2.0) (1.9)

2008 Segment Guidance
In millions of dollars
Note: Totals may not add due to rounding.
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2008 Full Year
Revenue 99.7 100.9 6.3 6.3 (5.8) 100.2 101.5
Pretax Net Income (5.4) (3.9) (6.7) (6.7) - (12.1) (10.7)
2008 3rd Quarter
Revenue 24.6 25.2 1.6 1.6 (1.1) 25.0 25.7
Pretax Net Income (2.0) (1.3) (1.3) (1.3) - (3.3) (2.6)
2008 4th Quarter
Revenue 26.3 27.0 1.6 1.6 (1.1) 26.8 27.5
Pretax Net Income (1.0) (0.3) (1.3) (1.3) - (2.3) (1.6)

Questions & Answers

Addendums

(0.060) 0.277 0.454 (0.791) Small Business Finance
(0.381) 0.015 - (0.396) All Other
Pretax Income
(Loss) for Q2 2008
Interest Expense
for Q2 2008
Depreciation and
amortization for Q2 2008
Q2 2008
EBITDA
Electronic Payment
Processing
1.167 - 0.559 1.726
Web Hosting 0.737 0.015 0.815 1.567
Corporate Activities (0.487) 0.015 0.086 (0.386)
0.974 0.309 0.650 0.015 Small Business Finance
0.660 0.065 - 0.595 All Other
Pretax Income
(Loss) for Q2 2007
Interest Expense
for Q2 2007
Depreciation and
amortization  for Q2 2007
Q2 2007
EBITDA
Electronic Payment
Processing
0.948 - 0.442 1.390
Web Hosting 0.904 0.075 0.755 1.734
Corporate Activities (1.947) 0.031 0.060 (1.856)
EBITDA Reconciliation
EBITDA Reconciliation to Net Income (Loss)
For The Three Months Ended June 30, 2008
In millions of dollars
EBITDA Reconciliation to Net Income (Loss)
For The Three Months Ended June 30, 2007
In millions of dollars